EXHIBIT 32.2

             Certification of Chief Financial Officer Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of Mattson Technology, Inc. (the "Company") on Form 10-Q for the quarter ended September 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ludger Viefhues, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), that:

      (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: November 5, 2004

                                                     By:   /s/ LUDGER VIEFHUES
                                                         -----------------------
                                                              Ludger Viefhues
                                                         Chief Financial Officer